                                                                  EXHIBIT 10.119

                    INTERCREDITOR AND SUBORDINATION AGREEMENT

         THIS INTERCREDITOR AND SUBORDINATION AGREEMENT ("Agreement"), is made this 5th day of April, 2004, between and among LJH, LTD., a Texas limited partnership ("Junior Creditor"); THE CIT GROUP/BUSINESS CREDIT, INC., a New York corporation, in its capacity as agent (in such capacity, together with its successors and assigns, the "Agent") for the CIT Lenders under the CIT Financing Agreement, as hereinafter further defined; and HILCO CAPITAL LP, a Delaware limited partnership (together with its successors and assigns, "Hilco"; the CIT Lenders and Hilco being collectively called the "Senior Creditors").

                                   WITNESSETH:

         WHEREAS, Aircraft Interior Design, Inc., a Florida corporation, Brice Manufacturing Company, Inc., a California corporation, TIMCO Aviation Services, Inc., a Delaware corporation (the "Parent"), TIMCO Engine Center, Inc., a Delaware corporation, TIMCO Engineered Systems, Inc., a Delaware corporation, and Triad International Maintenance Corporation, a Delaware corporation (collectively, the "Borrowers" and, individually, a "Borrower"), and Aviation Sales Distribution Services Company, Aviation Sales Leasing Company, Aviation Sales Property Management Corp., AVS/M-1, Inc., AVS/M-2, Inc., AVS/M-3, Inc. and Whitehall Corporation, each a Delaware corporation, AVS/CAI, Inc., a Florida corporation, AVSRE, L.P., a Delaware limited partnership, Hydroscience, Inc., a Texas corporation, and TMAS/ASI, Inc., an Arkansas corporation (collectively, the "Guarantors" and, individually, a "Guarantor" and, together with the Borrowers, collectively, the "Credit Parties" and, individually, a "Credit Party"), Agent, and other lenders and financial institutions (the "CIT Lenders") which are parties from time to time, have each entered into a certain Financing Agreement, dated of even date herewith (such Financing Agreement, as amended, modified, supplemented or restated from time to time, being herein called collectively the "CIT Financing Agreement" as hereinafter further defined), pursuant to which the CIT Lenders have agreed to make or extend to the Borrowers a $35.0 million revolving credit loan facility and a $7.0 million term loan evidenced by the Borrowers' promissory notes, also dated of even date herewith, in the aggregate original principal amount of up to $35.0 million (the "CIT Revolving Notes") and in the aggregate original principal amount of $6.4 million (the "CIT Term Notes"), upon the term and subject to the conditions set forth therein (the CIT Financing Agreement, the CIT Revolving Notes, the CIT Term Notes, and all related documentation as in effect from time to time, being herein referred to as the "CIT Lender Documents");

         WHEREAS, the Credit Parties have each entered into a certain Financing Agreement with Hilco, dated of even date herewith (such Financing Agreement, as amended, modified, restated or supplemented from time to time, being herein called the "Hilco Financing Agreement" as hereinafter further defined), pursuant to which Hilco has agreed to make an $8.0 million term loan to the Borrowers evidenced by the Borrowers' promissory note, also dated of even date herewith, in the original principal amount of $8.0 million (the "Hilco Term Note"), upon the terms and subject to the conditions set forth therein (the Hilco Financing Agreement, the Hilco Term Note, and all related documentation as in effect from time to time, being herein referred to as the "Hilco Documents");

         WHEREAS, to induce the CIT Lenders and Hilco to enter into the CIT Lender Documents and the Hilco Documents, respectively, and to make the loans and extend the credit contemplated thereby, the Guarantors have executed guaranties as part of the CIT Lender Documents and the Hilco Documents thereby guaranteeing all of the indebtedness and other obligations owing by the Borrowers to the Agent and the CIT Lenders and Hilco, respectively, thereunder;

                  WHEREAS, pursuant to the CIT Lender Documents and the Hilco Documents, the Credit Parties have granted Liens in substantially all of their property to the Agent for the benefit of the CIT Lenders and Hilco, respectively; and

                  WHEREAS, the Senior Creditors, as a condition to entering into the CIT Lender Documents and the Hilco Documents require the execution of this Agreement by the Junior Creditor establishing the relative priorities of the Senior Creditors' and the Junior Creditor's Liens upon the property of the Credit Parties and the relative right of payment and claim of the indebtedness of the Credit Parties owing to the Senior Creditors under the CIT Lender Documents and the Hilco Documents and the Junior Creditor under the LJH Documents (as hereinafter defined);

                  NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are expressly acknowledged, and in order to induce the Senior Creditors to make loans and extend credit and other financial accommodations to the Credit Parties from time to time and to better secure the Senior Creditors in respect of the foregoing, the Agent on behalf of the CIT Lenders, Hilco and Junior Creditor hereby agree as follows:

         1. DEFINED TERMS. In addition to the terms defined in the recitals hereto, the following terms shall have the following meanings for the purposes of this Agreement:

                  "Agreement" - shall mean this Intercreditor and Subordination Agreement, as the same may be modified, amended or supplemented from time to time.

                  "Blockage Notice" - shall mean a written notice from Agent or Hilco to the Junior Creditor that an Event of Default has occurred and is continuing.

                  "CIT Financing Agreement" - shall mean the Financing Agreement, dated of even date herewith, among the Credit Parties, the Agent and the CIT Lenders that are parties thereto, as in effect on the date hereof, and as the same may be amended, modified, supplemented or restated from time to time, and including any agreement with the same or other lenders extending the maturity of, or restructuring, refinancing or replacing all or any portion of the indebtedness and obligations owing to the Agent and the CIT Lenders thereunder.

                  "Event of Default" - shall mean an Event of Default as defined in any Senior Credit Document.

                  "Hilco Financing Agreement" - shall mean the Financing Agreement, dated of even date herewith, among the Credit Parties and Hilco, as in effect on the date hereof, and as the same may be amended, modified, supplemented or restated from time to time, and including any agreement with the same or other lenders extending the maturity of, or restructuring, refinancing or replacing all or any portion of the indebtedness and obligations owing to Hilco thereunder.

                  "Junior Debt" - shall mean all present and future indebtedness (whether principal, interest (including, without limitation, interest accruing after the commencement of a bankruptcy proceeding by or against any Credit Party), fees, collection costs, expenses, liabilities, obligations, indemnities and other amounts now or hereafter owed by any Credit Party to the Junior Creditor (including, without limitation, all of the indebtedness arising under or pursuant to the LJH Documents), whether direct or indirect, absolute or contingent, secured or unsecured, due or to become due, liquidated or unliquidated, whether now existing or hereafter arising, and all whether arising under contract, in tort, or otherwise.

                  "Lease Agreement" - shall mean that certain Equipment Lease, dated April 4, between the Parent, as lessee, and the Junior Creditor, as lessor.

                  "Leased Equipment" - shall mean the Equipment owned by LJH and leased to the Parent pursuant to the Lease Agreement, more particularly described on EXHIBIT A attached hereto and incorporated by reference.

                  "Liens" - shall mean the liens and security interests with respect to the Collateral or any portion thereof granted at any time by the Credit Parties or any of them to the Junior Creditor or the Agent for the benefit of the CIT Lenders, or to Hilco, respectively.

                  "LJH Documents" - shall mean and include the LJH Note, the Lease Agreement, that certain Amended and Restated Guaranty, dated March 31, 2004, and that certain Amended and Restated Security Agreement, dated March 31, 2004, each as amended, modified, supplemented or restated from time to time, and all other security agreements, assignments, instruments, documents and agreements now or hereafter evidencing or security the payment of all or any part of the Junior Debt.

                  "LJH Note" - shall mean the Amended and Restated Consolidated Term Promissory Note, dated March 31, 2004, in the original principal amount of $14,411,704.00.

                  "Payment in full" - shall mean, together with the phrase "prior payment in full", "paid in full", "fully paid" and any other similar terms or phrases when used herein with respect to any Senior Debt, the final indefeasible payment in full in cash of all such Senior Debt (other than contingent indemnity obligations of any Credit Party that survive payment in full).

                  "Permitted Junior Securities" - shall have the meaning ascribed to such term in Section 8 of this Agreement.

                  "Permitted Payments" - shall have the meaning ascribed to such term in Section 4 of this Agreement.

                  "Person" shall mean an individual, partnership, corporation, joint stock company, land trust, business or unincorporated organization, or a government or agency or political subdivision thereof.

                  "Senior Creditor Collateral" - shall mean all of the assets, properties and interests in property of each Credit Party, whether now owned or hereafter acquired or arising, wherever located.

                  "Senior Creditor Documents" - shall collectively mean the CIT Lender Documents and the Hilco Documents.

                  "Senior Debt" - shall mean all present and future indebtedness (whether principal, interest (including, without limitation, interest accruing after the commencement of a bankruptcy proceeding by or against any Company), fees, collection costs, expenses, liabilities, obligations (including, without limitation, letter of credit reimbursement obligations), and other amounts now or hereafter owed by any Company to the Agent or to the CIT Lenders (including, without limitation, all of the indebtedness arising under or pursuant to the CIT Lender Documents), or to Hilco (including, without limitation, all of the indebtedness arising under or pursuant to the Hilco Documents) whether direct or indirect, absolute or contingent, secured or unsecured, due or to become due, liquidated or unliquidated, whether now existing or hereafter arising, and all whether arising under contract, in tort, or otherwise.

         2. PRIORITY OF SECURITY INTERESTS. The Senior Creditors and the Junior Creditor agree that at all times, whether before, after or during the pendency of any bankruptcy, reorganization or other insolvency proceeding with respect to any Company, and notwithstanding the priorities which would ordinarily result from the order of execution or granting of any security interest in any Company's assets or the order of filing of any financing statements related to the Senior Creditor Documents or the LJH Documents:

                  (a) Each Senior Creditor's Lien in the Senior Creditor Collateral shall be a Lien in the Senior Creditor Collateral, superior to any Lien of the Junior Creditor therein arising pursuant to the LJH Documents or otherwise, and the Junior Creditor's Lien in the Senior Creditor Collateral shall be subordinate to the Liens of the Secured Creditors therein.

                  (b) The Junior Creditor's interest in the Leased Equipment shall be superior to any Lien of any Senior Creditor arising pursuant to the Senior Creditor Documents in the Leased Equipment, and the Senior Creditors' Liens in the Leased Equipment shall be subordinated to the Lien of the Junior Creditor therein.

                  (c) The subordinations and priorities specified in this
Section 2 are expressly conditioned upon the validity, perfection and non-avoidance of the Lien to which the other Lien is subordinated, and, if the Lien to which the other Lien is subordinated is invalid, unperfected or is avoided for any reason, then the subordination and relative priority agreements provided for herein shall not be effective as to that portion of the Lien which is the subject of the unperfected, invalid or avoided Lien.

         3. DEBT SUBORDINATION.

                  (a) The Junior Creditor hereby agrees that the Junior Debt is subordinate, and the payment thereof, directly or indirectly, by any means whatsoever, is deferred, to the prior payment in full of all of the Senior Debt, to the extent and in the manner set forth in this Agreement.

                  (b) Except as set forth in Section 4 below, unless and until the Senior Debt shall have been fully paid and the Senior Creditor Documents and all outstanding commitments of each Senior Creditor for the incurring of additional Senior Debt shall have been irrevocably terminated in writing, the Junior Creditor will not:

                  (i) Accelerate, ask, demand, sue for, take or receive from or on behalf of any Company, by setoff or in any other manner, the whole or any part of any monies which may now or hereafter be owing to the Junior Creditor on the Junior Debt; or

                  (ii) Initiate or participate with others in any suit, action or proceeding against any Company, or otherwise take action against any Company or any of its assets, to enforce payment of or to collect the whole or any part of the Junior Debt; or

                  (iii) Commence any bankruptcy, arrangement, reorganization or insolvency proceeding against any Company; or

                  (iv) Ask, demand, take or receive any security for any of the Junior Debt other than that granted pursuant to the LJH Documents.

                  (c) The provisions of this Agreement shall apply with respect to all of the Senior Debt, regardless of whether the Senior Debt has already been incurred or may be incurred in the future by future advances or other financial accommodations made or extended by a Senior Creditor to a Company pursuant to the Senior Creditor Documents.

                  (d) If the Junior Creditor in violation of this Agreement shall commence, prosecute or participate in any suit, action or proceeding against any Company or shall attempt to enforce, foreclose or realize upon any security for the Junior Debt, including, without limitation, the Senior Creditor Collateral, such Company or any Senior Creditor may interpose as a defense or plea the making of this Agreement and any Senior Creditor may intervene and interpose such defense in its name or in the name of such Company, and such Company or such Senior Creditor may by virtue of this Agreement restrain the enforcement thereof in the name of such Company or such Senior Creditor.

         4. PERMITTED PAYMENTS.

         (a) Notwithstanding the provisions of Section 3 hereof, until the giving of a Blockage Notice, the Companies may pay to the Junior Creditor, and the Junior Creditor may demand, accept and retain from the Companies, (i) periodic payments of interest accruing on the Junior Debt, as and when the same become due under the terms of the LJH Note and (ii) monthly lease payments not to exceed $74,076.67 under the Lease Agreement, so long as both immediately before, and after giving effect to the payment of such interest, (i) no Default or Event of Default exists, (ii) Availability (as defined in any Senior Credit Document) is not less than $3,000,000 and (iii) such payment(s) are made in any year only after Hilco has received payment in full of all Surplus Cash (as defined in the Hilco Financing Agreement) required to be paid to Hilco for the Fiscal Year (as defined in the Hilco Financing Agreement) just ended pursuant to
Section 4.3 of the Hilco Financing Agreement (the foregoing payments being herein called the "Permitted Payments") and no other payments with respect to the Junior Debt.

         (b) Upon the issuance of a Blockage Notice, the subordination provisions of Section 3 shall govern and control until the earlier to occur of:

                  (i) The Event of Default giving rise to such Blockage Notice shall have been cured to the satisfaction of the Senior Creditors or waived in writing or shall have ceased to exist; or

                  (ii) All of the Senior Debt shall have been fully paid and the Senior Creditor Documents and all outstanding commitments of each Senior Creditor for the incurring of additional Senior Debt shall have been irrevocably terminated in writing.

         5. STANDBY AS TO ENFORCEMENT OF SECURITY INTERESTS. Notwithstanding any provision of the LJH Documents to the contrary, until all of the Senior Debt shall have been fully paid and the Senior Creditor Documents and all outstanding commitments of each Senior Creditor for the incurring of additional Senior Debt shall have been irrevocably terminated in writing, the Junior Creditor shall not ask for, demand, sue for, take, receive, or repossess from any Company, by setoff or in any other manner, the whole or any part of the Senior Creditor Collateral, or foreclose or otherwise realize upon the whole or any part of the Senior Creditor Collateral, whether by judicial action or under power of sale, by self-help repossession or otherwise.

         6. USE OF LEASED EQUIPMENT. If the Senior Creditors desire to exercise their respective rights and remedies with respect to any portion of the Senior Creditor Collateral which is located in any premises in respect of which the Junior Creditor has an ownership or leasehold interest, or in which the Junior Creditor may have been granted a Lien or in which any Leaded Equipment may be located, the Junior Creditor agrees that it will do nothing to impede or impair the rights of the Senior Creditors to enter upon such premises without force or process of law and without obligation to pay rent or other compensation of any kind to the Junior Creditor. Junior Creditor further agrees to permit the Senior Creditors, in the exercise of their rights and remedies under the Senior Creditor Documents, to use any Leased Equipment, wherever located, without charge, for a period starting with the date on which the Senior Creditors or their agents commence using the Leased Equipment and ending one hundred eighty
(180) days thereafter.

         7. TURNOVER OF FUNDS. If any payment, distribution or security or the proceeds thereof are received by the Junior Creditor with respect to the Senior Creditor Collateral or in payment of the Junior Debt and such payment (excluding Permitted Junior Securities) is not a Permitted Payment, then the Junior Creditor shall hold the same in trust for the benefit of the Senior Creditors and shall forthwith pay over and deliver the same to Agent or Hilco, as applicable, in the same form received (except for the endorsement or assignment of Junior Creditor when necessary for application to the Senior Debt).

         8. PRIORITY OF DISTRIBUTION. In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to any Company or its assets, or (b) any liquidation, dissolution or other winding up of any Company, whether voluntary or involuntary, and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshalling of assets or liabilities of any Company, then (i) in any such event, the provisions of Section 2 of this Agreement shall continue to apply, and (ii) in the case of the foregoing clauses (b) and (c) all of the provisions of this Agreement shall continue to apply (excluding the payment to Junior Creditor in securities of any Company provided for by a plan of reorganization or readjustment that are equity securities or are subordinated in right of payment to all indebtedness of each Company issued to each Senior Creditor in such plan of reorganization or readjustment to substantially the same extent as, or to a greater extent than, the Junior Debt is subordinated to the Senior Debt as provided in this Agreement) (such equity securities or subordinated securities being herein called the "Permitted Junior Securities").

         9. WAIVERS OF THE JUNIOR CREDITOR.

                  (a) The Junior Creditor waives any and all notice of the creation, renewal, extension or accrual of any of the Senior Debt and notice of or proof of reliance by the Agent or any Senior Creditor upon this Agreement. The Senior Debt shall be deemed conclusively to have been created, contracted or incurred in reliance upon this Agreement, and all dealings between any Company and the Agent or any Senior Creditor shall be deemed to have been consummated in reliance upon this Agreement. The Junior Creditor acknowledges and agrees that the Agent and each Senior Creditor has relied upon the subordination provided for herein in making financial accommodations available to the Companies under the Senior Creditor Documents. The Junior Creditor waives notice of or proof of reliance on this Agreement and protest, demand for payment and notice of default.

                  (b) Neither the Agent nor any Senior Creditor shall have any liability to the Junior Creditor for, and the Junior Creditor expressly waives any claim which it may now or hereafter have against the Agent or any Senior Creditor, arising out of or related to any actions which the Agent or a Senior Creditor in good faith takes or omits to take with respect to the Senior Creditor Collateral or the Senior Debt secured thereby, including, without limitation, actions with respect to the creation, perfection or continuation of the Liens in the Senior Creditor Collateral, actions with respect to the occurrence of an Event of Default under the Senior Documents, actions with respect to the foreclosure upon, sale, disposition, collection or failure to realize upon, the Senior Creditor Collateral, and actions with respect to the collection of the Senior Debt. Without limiting the generality of the foregoing, the Agent and the Senior Creditors may, without regard to the existence of any rights the Junior Creditor may now or hereafter have in and to the Senior Creditor Collateral (other than the rights of the Junior Creditor to notices under this Agreement or as may be required by applicable law), (i) compromise, settle, adjust and in general deal in any manner with the Senior Creditor Collateral, including, without limitation, the account debtors and other obligors indebted thereon, as the Agent or Hilco may deem appropriate, upon such terms and conditions (including the length of time incidental thereto) as the Senior Creditors may deem appropriate, (ii) engage third parties to assist the Agent or Hilco in the effectuation of the liquidation, collection or foreclosure of the Senior Creditor Collateral, and (iii) incur such out-of-pocket costs and expenses incidental thereto as the Agent or Hilco may deem appropriate, including, without limitation, fees and disbursements of counsel to the Agent or Hilco and any other third party professionals engaged by either of them. The Junior Creditor irrevocably waives any right it may have, whether at law or in equity, to assert any claim or bring any action, suit or proceeding against the Agent or any of the Senior Creditors or to raise any affirmative defense, claim or counterclaim in any action brought against it by the Agent or any of the Senior Creditors, the effect of which is to contest the commercial reasonableness of the decisions or actions of the Agent or any Senior Creditor (whether made or taken alone or through any of its agents or representatives) with respect to the Senior Creditor Collateral.

                  (c) The Junior Creditor expressly waives any right to require the Agent or the Senior Creditors to marshal the Senior Creditor Collateral for the Senior Debt or otherwise to compel the Agent or any of the Senior Creditors to seek recourse against or satisfaction of the Senior Debt from one source before seeking recourse or satisfaction from the Senior Creditor Collateral or any other source.

                  (d) Nothing contained in this Agreement shall be deemed to prohibit the Junior Creditor from intervening or participating in any judicial proceeding to the extent necessary to establish or preserve its Liens in the Senior Creditor Collateral, so long as such intervention or participation does not interfere with the foregoing rights of the Agent and Hilco.

         10. SUBROGATION. After all of the Senior Debt shall have been fully paid and the Senior Creditor Documents and all outstanding commitments of each Senior Creditor for the incurring of additional Senior Debt shall have been irrevocably terminated in writing and until all of the Junior Debt has been paid in full, the Junior Creditor shall be subrogated to the rights of the Senior Creditors to receive payments and distributions of assets with respect to the Senior Debt, to the extent that distributions otherwise payable to the Junior Creditor have been applied to the payment of Senior Debt in accordance with the provisions of this Agreement. For purposes of such subrogation, no payments or distributions to the Senior Creditors of any cash, property or securities to which the Junior Creditor would be entitled except for the provisions of this Agreement, and no payments over pursuant to the provisions of this Agreement to the Senior Creditors by the Junior Creditor shall, as among the Credit Parties, their respective creditors other than the Senior Creditors, and the Junior Creditor, be deemed to be a payment or distribution to the Junior Creditor on account of the Junior Debt. The provisions of this Agreement are and are intended solely for the purpose of defining the relative rights of the Junior Creditor, on the one hand, and the Senior Creditors, on the other hand. Nothing contained in this Agreement is intended to or shall (a) impair, as between the Credit Parties and the Junior Creditor, the obligations of the Credit Parties, which are absolute and unconditional, to pay the Junior Creditor the Junior Debt in accordance with the provisions of the LJH Documents or (b) prevent the Junior Creditor from exercising all remedies otherwise permitted by the LJH Documents or by applicable law, subject to the provisions of this Agreement and the rights of the Senior Creditors to receive payments and distributions otherwise payable to the Junior Creditor under the circumstances set forth in this Agreement.

         11. ASSIGNMENT OF SUBORDINATED DEBT. The Junior Creditor agrees that until the Senior Debt shall have been fully paid and the Senior Creditor Documents and all outstanding commitments of each Senior Creditor for the incurring of additional Senior Debt shall have been irrevocably terminated in writing, the Junior Creditor will not assign, transfer or otherwise dispose of the Junior Debt or any portion thereof unless such assignment, transfer or other disposition is made expressly subject to this Agreement, and the assignee or transferee expressly acknowledges in an instrument delivered to the Agent and Hilco that the Junior Debt is being assigned or transferred subject to the terms of this Agreement.

         12. NO WAIVER OF SUBORDINATION PROVISIONS.

                  (a) No right of the Agent and the Senior Creditors to enforce the provisions of this Agreement shall at any time or in any way be prejudiced or impaired by any act or failure to act on the part of the Credit Parties or by any act or failure to act by the Agent or the Senior Creditors, or by any non-compliance by the Credit Parties with the terms, provisions and covenants of any of the LJH Documents, regardless of any knowledge thereof the Agent or any Senior Creditor may have or be otherwise charged with.

                  (b) Without in any way limiting the generality of subsection
(a) of this Section 12, the Agent and the Senior Creditors may, at any time and from time to time, without the consent of or notice to the Junior Creditor, without incurring responsibility to the Junior Creditor and without impairing or releasing the subordination provided hereunder or the obligations of the Junior Creditor hereunder, do any one or more of the following:

                           (i) Amend, modify, waive or consent to any term or
                  provision set forth in any of the Senior Creditor Documents;

                           (ii) Change the manner, place or terms of payment or
                  extend the time of payment of, or refund or refinance, or renew or alter, any of the Senior Debt;

                           (iii) Sell, exchange, release or otherwise deal with
                  any Senior Creditor Collateral or any other property pledged, mortgaged or otherwise securing all or any portion of the Senior Debt;

                           (iv) Release any Person liable in any manner for the
                  payment or collection of any of the Senior Debt;

                           (v) Exercise or refrain from exercising any rights
                  against the Credit Parties or any other Person; and

                          (vi) Take any other action which might otherwise
                  constitute a defense available to, or a discharge of, the Junior Creditor in respect of its obligations under this Agreement.

                  (c) The provisions of this Agreement shall continue to be effective or be reinstated, as the case may be, if at any time payment of any Senior Debt is rescinded or must otherwise be returned by the Agent, the CIT Lenders or Hilco upon the insolvency, bankruptcy or reorganization of any Credit Party, or otherwise, all as though such payment had not been made.

                  (d) Neither the Junior Creditor nor any Credit Party shall agree to amend or otherwise modify or alter (i) the payment provisions of any LJH Document if the effect would be to increase the amount of such payments or shorten the schedule of such payments, or (ii) any provisions other than those specified in clause (i) if the effect of any such amendment, modification or alteration shall be, in the Agent's and the Senior Creditors' reasonable judgment, to make any provision of any LJH Loan Document more restrictive than that in effect on the date of this Agreement or if such amendment, modification or alteration shall in the Agent's or the Senior Creditors' reasonable judgment be in any respect materially adverse to the interests of the Senior Creditors.

         13. POST BANKRUPTCY ISSUES.

                  (a) This Agreement shall continue in full force and effect during the term set forth herein, notwithstanding the commencement by or against any Credit Party of an insolvency or bankruptcy case or proceeding or any receivership, liquidation, reorganization or other similar case or proceeding during the pendency of which, so long as the Junior Debt has not been fully and indefeasibly paid and satisfied, and the Senior Debt has not been fully paid and the Senior Creditor Documents and all outstanding commitments of each Senior Creditor for the incurring of additional Senior Debt shall not have been irrevocably terminated in writing, all of the terms and provisions hereof shall remain and continue in full force and effect.

                  (b) In an insolvency, bankruptcy case or proceeding, any receivership, liquidation, reorganization or other similar case or proceeding, the Junior Creditor shall not contest (or support any other party contesting) any request of any Credit Party made with the consent of the Agent and Hilco for use of cash collateral or for approval of any DIP financing to be provided in good faith by the CIT Lenders or Hilco to such Credit Party, on the grounds of a failure to provide "adequate protection" for the Liens of the Junior Creditor.

                  (c) Nothing contained in this Agreement shall in any way limit the rights of or preclude the Agent, the CIT Lenders or Hilco from seeking to obtain, in an insolvency, bankruptcy case or proceeding, any receivership, liquidation, reorganization or other similar case or proceeding of a Credit Party without the Junior Creditor's consent or over the Junior Creditor's objection, replacement Liens or post-petition Liens upon any other terms, including terms establishing that such replacement Liens or post-petition Liens not be subject to the terms of this Agreement.

                  (d) Nothing contained in this Agreement shall in any way limit the rights of or preclude the Junior Creditor from objecting to DIP financing or use of cash collateral in an insolvency, bankruptcy case or proceeding, any receivership, liquidation, reorganization or other similar case or proceeding of a Credit Party on any grounds other than the failure to provide "adequate protection" for the Liens of the Junior Creditor, including, without limitation, objecting to any proposed terms establishing that replacement Liens or post-petition Liens to be granted to the Agent for the benefit of the CIT Lenders or to Hilco not be subject to the terms of this Agreement.

         14. RELEASE OF LIEN OF THE JUNIOR CREDITOR. The Junior Creditor agrees, whether or not a default has occurred under the Junior Debt, to release or otherwise terminate its Lien in all or any portion of the Senior Creditor Collateral upon written request of the Credit Parties, the Agent or Hilco to the extent necessary to permit all or portion of the Senior Creditor Collateral to be sold or otherwise disposed of by the Credit Parties, the Agent or Hilco, whether or not in the ordinary course of a Credit Party's business.

         15. PROVISIONS CONCERNING INSURANCE. The Agent and the Senior Creditors agree that the Junior Creditor shall be entitled to obtain loss payee endorsements and/or additional insured status with respect to any and all policies of insurance now or hereafter obtained by the Credit Parties insuring casualty or other loss to any property of the Credit Parties in which the Junior Creditor may have a Lien. The rights and priorities of any party to any insurance proceeds shall be as provided this Agreement.

         16.      EXPENSES; INDEMNIFICATION.

                  (a) The Credit Parties shall pay (i) all reasonable out of pocket expenses incurred by the Agent and the Senior Creditors, including the reasonable fees, charges, and disbursements of counsel for the Agent and the Senior Creditors, in connection with the preparation and administration of this Agreement, and (ii) all reasonable out of pocket expenses incurred by the Agent and the Senior Creditors, including the reasonable fees, charges and disbursements of any counsel for the Agent and the Senior Creditors, in connection with the enforcement or protection of any rights under this Agreement.

                  (b) Without limiting the indemnity obligations of the Credit Parties under the Senior Creditor Documents, the Credit Parties shall pay, indemnify, and hold the Agent and the Senior Creditors (each such Person, an "Indemnitee") harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions (whether sounding in contract, tort, or on any other ground), judgments, suits, costs, expenses, or disbursements of any kind or nature whatsoever (including, without limitation, reasonable fees and disbursements of any counsel for any Indemnitee) arising out of, in connection with, or as a result of (i) the execution and delivery of this Agreement by the Credit Parties, or (ii) any action taken or omitted to be taken by any Credit Party with respect to this Agreement, provided that such indemnity under clauses
(i) and (ii) above shall not be available to the extent such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, or disbursements are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee.

         17. NO THIRD PARTY BENEFICIARIES. This Agreement is solely for the benefit of the Agent, the Senior Creditors and the Junior Creditor and their respective successors, participants and assigns, and no other Person shall have any right, benefit, priority or interest under, or because of the existence of, this Agreement.

         18. NOTICES. All notices, requests and demands to or upon a party hereto, to be effective, shall be in writing and shall be sent by certified or registered mail, return receipt requested, by personal delivery against receipt, by overnight courier or by facsimile transmission and, unless expressly provided herein, shall be deemed to have been validly served, given or delivered immediately when delivered against receipt, three (3) business days after deposit in the mail, postage prepaid, or, in the case of facsimile transmission, when received (if on a business day and, if not received on a business say, then on the next business day after receipt), addressed as follows:

         (i)      If to the Agent or the CIT Lenders:

                  The CIT Group/Business Credit, Inc.
                  Two Wachovia Center
                  301 South Tryon Street, 23rd Floor
                  Charlotte, North Carolina 28202
                  Attention: TIMCO Account Manager
                  Facsimile No. 704-339-3053

                  With a copy to:

                  Carruthers & Roth, P.A.
                  235 North Edgeworth Street
                  Greensboro, North Carolina 27401
                  Attention:  Kenneth M. Greene, Esq.
                  Facsimile No. 336-273-7885

         (ii)     If to Hilco:

                  Hilco Capital, LP
                  One Northbrook Place
                  5 Revere Drive
                  Suite 510
                  Northbrook, Illinois 60062
                  Attention: Alex Franky, Vice President
                  Facsimile No. 847-559-9330

                  With a copy to:
                  Riemer & Braunstein LLP
                  3 Center Plaza
                  Boston, Massachusetts 022108
                  Attention:  Donald E. Rothman, Esq.
                  Facsimile No. 617-880-3456

         (iii)    If to Junior Creditor:

                  LJH, Ltd.
                  377 Neva Lane
                  Dennison, Texas  75020
                  Attention: Mr. Lacy Harber
                  Facsimile No. 903-465-6514

or to such other address as each party may designate for itself by notice given in accordance with this Section 18. Any written notice or demand that is not sent in conformity with the provisions hereof shall nevertheless be effective on the date that such notice is actually received by the noticed party.

         19. GRANT OF AUTHORITY. Until all of the Senior Debt is paid in full and all outstanding commitments of the Senior Creditors for the incurring of Senior Debt are terminated in writing, the Junior Creditor hereby irrevocably authorizes and empowers the Agent or Hilco, in the event any insolvency or bankruptcy case or proceeding or any receivership, liquidation, reorganization or other similar case or proceeding, any liquidation, dissolution or other winding up of a Credit Party, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or any assignment for the benefit of creditors or any other marshalling of any assets or liabilities of a Credit Party is commenced by or against a Credit Party, to (a) collect and receive every payment or distribution on the Senior Debt and the Junior Debt (other than Permitted Junior Securities) and give acquittance therefor, and (b) file claims and proofs of claim in any such proceeding in respect of the Junior Debt in the name of the Agent, the Senior Creditors, Hilco, or in the name of the Junior Creditor or otherwise, as the Agent or Hilco may deem reasonably necessary or advisable for the exercise or enforcement of any other rights of the Agent and the Senior Creditors hereunder, if the Junior Creditor has not filed a claim or proof of claim necessary to enforce the obligations of such Credit Party in respect of the Junior Debt at least thirty (30) days before the expiration of the time to file the same.

         20. ADDITIONAL ASSURANCES. The Junior Creditor agrees to execute, acknowledge and deliver to the Agent or Hilco all other and further documents or assurances that the Agent or Hilco may reasonably request to give full force and effect to the provisions of this Agreement.

         21. GOVERNING LAW. This Agreement shall be interpreted and the rights and liabilities of the parties hereto determined, in accordance with the laws and decisions (exclusive of choice of law provisions) of the State of North Carolina.

         22. SECTION TITLES. The section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement among the parties hereto.

         23. AUTHORITY. Each party represents and warrants to each other party that it has all necessary right, power and authority to enter into this Agreement and perform and observe all of its covenants and agreements herein contained and that this Agreement is valid and binding upon it and enforceable against it in accordance with its terms, subject to bankruptcy, insolvency and similar laws affecting enforcement rights generally.

         24. ENTIRE AGREEMENT. This Agreement constitutes and expresses the entire understanding among the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements and understandings, inducements or conditions, whether express or implied, oral or written. Neither this Agreement nor any provision hereof may be changed, waived or amended orally or in any other manner other than by an agreement in writing signed by the Agent, Hilco and the Junior Creditor.

         25. SEVERABILITY. The provisions of this Agreement are independent of and inseparable from each other. If any provision hereof shall for any reason be held invalid or unenforceable, it is the intent of the parties that such invalidity or unenforceability shall not affect the validity or enforceability of any other provision hereof, and that this Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein.

         26. COUNTERPARTS. This Agreement may be executed by the parties hereto in one or more counterparts, each of which when so executed shall be an original. When taken together, such counterparts shall constitute but one and the same document.

         27. CONSENT TO FORUM. THE AGENT, HILCO AND THE JUNIOR CREDITOR EACH HEREBY CONSENTS AND AGREES THAT THE SUPERIOR COURT OF MECKLENBURG COUNTY, NORTH CAROLINA, OR THE UNITED STATES DISTRICT COURT FOR THE WESTERN DISTRICT OF NORTH CAROLINA, CHARLOTTE DIVISION, SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN OR AMONG THE PARTIES HERETO PERTAINING TO THIS AGREEMENT OR TO ANY MATTER ARISING OUT OF OR RELATED TO THIS AGREEMENT. EACH PARTY EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION, AND HEREBY WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS.

         28. WAIVERS OF TRIAL BY JURY. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE AGENT, HILCO AND THE JUNIOR CREDITOR EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT TO TRIAL BY JURY IT MAY HAVE IN ANY ACTION OR PROCEEDING, IN LAW OR IN EQUITY, IN CONNECTION WITH THIS AGREEMENT.

                         (SIGNATURES BEGIN ON NEXT PAGE)

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed under seal on the date first above written.

                                     AGENT:

                                     THE CIT GROUP/BUSINESS CREDIT, INC.,
                                     AS AGENT

                                     By: /s/
                                         -------------------------------------
                                         Title:
                                                ------------------------------

                                     HILCO:

                                     HILCO CAPITAL  LP

                                     By: /s/
                                         -------------------------------------
                                         Title:
                                                ------------------------------

                                     JUNIOR CREDITOR:

                                     LJH, LTD.

                                     By: DLH Management, L.L.C., a Texas limited
                                         liability company, its ______________

                                     By: /s/
                                         -------------------------------------
                                         Title:
                                                ------------------------------

                          ACKNOWLEDGMENT AND AGREEMENT
                              OF THE CREDIT PARTIES

         Each of the undersigned Credit Parties each does hereby accept, and acknowledge receipt of a copy of, the foregoing Intercreditor and Subordination Agreement, and each agrees that:

                  (a) It will not pay any of the Junior Debt except as the foregoing Intercreditor and Subordination Agreement provides;

                  (b) It will be bound by the subrogation provisions of Section 10 of the foregoing Intercreditor and Subordination Agreement;

                  (c) Although the undersigned is signing this Acknowledgment and Agreement, it is not a party to the foregoing Intercreditor and Subordination Agreement and does not and will not receive any right, benefit, priority or interest under or because of the existence of the foregoing Intercreditor and Subordination Agreement;

                  (d) In the event of a breach by the undersigned or the Junior Creditor of any of the terms and provisions contained in the foregoing Intercreditor and Subordination Agreement, such a breach shall constitute an Event of Default under the CIT Lender Documents and the Hilco Documents; and

                  (e) It will execute and deliver such additional documents and take such additional action as may be deemed necessary or desirable by the Agent or Hilco to effectuate the provisions and purposes of the foregoing Intercreditor and Subordination Agreement.

         All capitalized terms used in this Acknowledgment and Agreement without definition shall have the same meanings as set forth in the foregoing Subordination Agreement.

         IN WITNESS WHEREOF, the undersigned have caused this Acknowledgment and Agreement to be duly executed under seal as of the day and year first above written.

                                   CREDIT PARTIES:

                                   AIRCRAFT INTERIOR DESIGN, INC.

                                   By: /s/
                                       ---------------------------------
                                   Title:
                                          ------------------------------

                                   BRICE MANUFACTURING COMPANY, INC.

                                   By: /s/
                                       ---------------------------------
                                   Title:
                                          ------------------------------

                                   TIMCO ENGINE CENTER, INC.

                                   By: /s/
                                       ---------------------------------
                                   Title:
                                          ------------------------------

                                   TIMCO ENGINEERED SYSTEMS, INC.

                                   By: /s/
                                       ---------------------------------
                                   Title:
                                          ------------------------------

                                   TRIAD INTERNATIONAL MAINTENANCE
                                            CORPORATION

                                   By: /s/
                                       ---------------------------------
                                   Title:
                                          ------------------------------

                                   TIMCO AVIATION SERVICES, INC.

                                   By: /s/
                                       ---------------------------------
                                   Title:
                                          ------------------------------

                                   AVIATION SALES LEASING COMPANY

                                   By: /s/
                                       ---------------------------------
                                   Title:
                                          ------------------------------

                                   AVIATION SALES PROPERTY
                                            MANAGEMENT  CORP.

                                   By: /s/
                                       ---------------------------------
                                   Title:
                                          ------------------------------

                                   AVS/CAI, INC.

                                   By: /s/
                                       ---------------------------------
                                   Title:
                                          ------------------------------

                                   AVS/M-1, INC.

                                   By: /s/
                                       ---------------------------------
                                   Title:
                                          ------------------------------

                                   AVS/M-2, INC.

                                   By: /s/
                                       ---------------------------------
                                   Title:
                                          ------------------------------

                                   AVS/M-3, INC.

                                   By: /s/
                                       ---------------------------------
                                   Title:
                                          ------------------------------

                                   AVSRE, L.P.

                                   By: Aviation Sales Property Management Corp.,
                                            its general partner

                                   By: /s/
                                       ---------------------------------
                                   Title:
                                          ------------------------------

                                   HYDROSCIENCE, INC.

                                   By: /s/
                                       ---------------------------------
                                   Title:
                                          ------------------------------

                                   TMAS/ASI, INC.

                                   By: /s/
                                       ---------------------------------
                                   Title:
                                          ------------------------------

                                   WHITEHALL CORPORATION

                                   By: /s/
                                       ---------------------------------
                                   Title:
                                          ------------------------------

                                    EXHIBIT A

                                Leased Equipment

                                       5